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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2003

                             ---------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

             (Exact name of registrant as specified in its charter)

          TEXAS                      1-3187                   22-3865106
     (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                      Identification No.)
    of incorporation)

          1111 LOUISIANA
          HOUSTON, TEXAS                         77002
 (Address of principal executive               (Zip Code)
              offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 207-1111

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ITEM 5.  OTHER EVENTS

     Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to the following items within CenterPoint Energy Houston Electric, LLC's historical consolidated financial statements and Management's Narrative Analysis of Results of Operations as reported in its Annual Report on Form 10-K for the year ended December 31, 2002:

     - certain reclassifications necessary to present the extinguishment of debt recorded in the fourth quarter of 2002 as interest expense in accordance with SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections;" and

     - the retroactive effect of the adoption of Emerging Issues Task Force Issue No. 02-03, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities", as it relates to the disclosure in Note 2 of revenues of Reliant Resources, Inc., which are included in discontinued operations.

     The items discussed above did not affect net income for any of the five years ended December 31, 2002.

     The financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect current developments subsequent to December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

    99.1       Management's Narrative Analysis of Results of Operations
    99.2       Financial Statements and Supplementary Data of the Company

                                        2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.

                                          By:      /s/ JAMES S. BRIAN
                                            ------------------------------------
                                                       James S. Brian
                                                 Senior Vice President and
                                                  Chief Accounting Officer

Date: May 15, 2003

                                        3
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                                 EXHIBIT INDEX

   NUMBER                              DESCRIPTION
------------                           -----------
    99.1       Management's Narrative Analysis of Results of Operations
    99.2       Financial Statements and Supplementary Data of the Company